MERRILL LYNCH
                                                                GLOBAL UTILITY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                August 31, 1998

                     MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Sector
Diversification
As a Percentage of
Equities as of
August 31, 1998

  [The following table was represented as a pie chart in the printed material.]

Telecommunications                       49.9%
Utilities-Electric                       33.1%
Utilities-Gas                            12.0%
Utilities-Water                           5.0%

Geographical
Diversification
As a Percentage of
Equities as of
August 31, 1998

  [The following table was represented as a pie chart in the printed material.]

Europe                                   49.9%
United States                            40.6%
Asia/Pacific Basin                        6.1%
Americas (Ex-US)                          3.4%

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the quarter ended August 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy. However, shortly after the August quarter's close, Federal Reserve Board Chairman Alan Greenspan indicated that the central bank's focus had shifted from inflationary concerns to the threat posed to the US economy by the increasing financial troubles in other countries.

In the United States, gross domestic product (GDP) rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but for the rest of the world as well.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.

Portfolio Matters

For the quarter ended August 31, 1998, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -4.95%, -5.09%, -5.11% and -5.00%, respectively, underperforming the -1.92% total return for the unmanaged benchmark Financial Times/Standard & Poor's (FT/S&P)--Actuaries World Utility Index during the same period. However, the Fund did outperform the total return of the unmanaged Standard & Poor's 500 Index, which returned -11.93% for the August quarter.

During the August quarter, as has been the case for the last several quarters, the majority of the Fund's net assets was invested in the United States and Europe. While in the past we have looked at the emerging markets in Asia and South America as interesting areas for making investments given their above-average growth prospects over the longer term, we have basically eliminated most of our holdings in these two regions as a result of increased market risk and lower growth prospects in the near term. To date, the net result of these sales has been positive, with some values being half of what they were when we reduced and eliminated positions. There is always the possibility of a sharp bounce-back in emerging markets. However, with economic growth expectations declining sharply, governments in need of more financial resources and currencies under pressure, it is less likely that companies will be able to generate price increases that are needed to fund the expenditures for growth in revenues.

The investment case for US-based and European-based utility stocks is far different than that of the more emerging markets of Asia and South America. US-based utility companies are undergoing a period of restructuring that is resulting in reduced costs. In addition, several companies are disposing of electric generating plants or trying to increase productivity of current operations. Moreover, companies have begun to focus on increasing revenues from the current subscriber base through the introduction of new services.

In several European countries, the focus is on keeping costs under control as well as on generating revenues through the increased use of existing services (for example, air conditioning) and the introduction of new services in the telecommunications sectors (for example, call waiting and voice mail). According to the results compiled by the FT/S&P--Actuaries World Utility Indexes, for the August quarter US utility stocks had a total return of -3.01% and European utility stocks had a total return of +7.48%. Therefore, the Fund's weighting of nearly 45.7% of net assets invested in Europe as compared to 37.2% in the United States benefited performance.

During the August quarter, we made several changes to the portfolio. We continued to reduce and eliminate positions in emerging markets. By quarter-end, the Fund no longer held investments in Argentina, Chile or Peru. We also reduced positions in Canada, Spain, Brazil and Austria. On the buy side, we purchased shares in two new positions and added to one existing holding.

We added Mannesmann AG, a German-based telecommunications and engineering company, to the portfolio. The primary driver of growth and value going forward is the telecommunications sector, in our view. The company offers both mobile telecommunications and fixed network telecommunications services to the public. Mannesmann is also involved in providing mobile and fixed telephone line service in Italy and France through joint ventures. The management of the company is constantly re-evaluating its non-telecommunications business for divestment and spin-off opportunities.

During the August quarter, we also added the Italian-based electric utility company, AEM S.p.A., to the portfolio during an initial public offering through the partial sale of the Italian government's holdings. This is the first publicly traded electric utility company in Italy. The company primarily serves the residents of the city of Milan, where the company has a 50% market share of electricity and near 100% of the non-industrial gas subscribers. Growth opportunities in the region are attractive, in our view.

In Conclusion

We thank you for your interest in Merrill Lynch Global Utility Fund, Inc., and we look forward to discussing our investment strategy with you in upcoming shareholder reports.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and Portfolio Manager

September 25, 1998


                                      2 & 3

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                               12 Month       3 Month    Since Inception
                                             Total Return  Total Return   Total Return
========================================================================================
ML Global Utility Fund, Inc. Class A Shares     +21.90%        -4.95%        +157.91%
----------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class B Shares     +20.99         -5.09         +143.15
----------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class C Shares     +20.97         -5.11         + 72.91
----------------------------------------------------------------------------------------
ML Global Utility Fund, Inc. Class D Shares     +21.62         -5.00         + 76.68
========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are Class A & Class B Shares, 12/28/90 and Class C & Class D Shares, 10/21/94.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
Year Ended 6/30/98                                 +25.40%           +20.38%
------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +14.04            +13.11
------------------------------------------------------------------------------
Inception (12/28/90)
through 6/30/98                                    +14.36            +13.74
------------------------------------------------------------------------------
  * Maximum sales charge is 4%.
 ** Assuming maximum sales charge.

                                                 % Return            % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class B Shares*
==============================================================================
Year Ended 6/30/98                                 +24.42%            +20.42%
------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +13.17             +13.17
------------------------------------------------------------------------------
Inception (12/28/90)
through 6/30/98                                    +13.48             +13.48
------------------------------------------------------------------------------
 * Maximum contingent deferred sales chargis 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                                 % Return            % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class C Shares*
==============================================================================
Year Ended 6/30/98                                 +24.37%            +23.37%
------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +17.92             +17.92
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
Year Ended 6/30/98                                 +25.09%           +20.09%
------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +18.59            +17.28
------------------------------------------------------------------------------
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                      4 & 5

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                          (in US dollars)
--------------------------------------------------------------------------------

                                       Shares                                                                             Percent of
COUNTRY         Industries              Held          Common Stocks & Warrants                     Cost         Value     Net Assets
====================================================================================================================================
Australia       Telecommunications     548,000  Telstra Corporation Ltd.                       $ 1,068,597  $ 1,419,956       0.4%
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Gas        1,904,285  Australian Gas & Light Co., Ltd. (The)           5,055,470   10,805,370       3.2
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Australia                 6,124,067   12,225,326       3.6
====================================================================================================================================
Austria         Utilities-Gas           24,320  Energie-Versorgung Niederoesterreich AG (EVN)    1,896,384    3,344,809       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Austria                   1,896,384    3,344,809       1.0
====================================================================================================================================
Brazil          Telecommunications      28,000  Telecomunicacoes Brasileiras S.A.-Telebras
                                                (ADR)(b)                                         1,354,514    1,979,250       0.6
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric     300,000  Companhia Paranaense de Energia (Copel)
                                                (ADR)(b)                                         5,400,000    1,650,000       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Brazil                    6,754,514    3,629,250       1.1
====================================================================================================================================
Canada          Telecommunications     109,200  BC Telecom, Inc.                                 2,011,806    2,579,253       0.7
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric      63,500  Nova Scotia Power Co.                              610,130      616,151       0.2
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Gas          200,000  TransCanada Pipelines Ltd. (ADR)(b)              3,147,485    2,712,500       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Canada                    5,769,421    5,907,904       1.7
====================================================================================================================================
Denmark         Telecommunications     160,000  Tele Danmark A/S (ADR)(b)                        3,764,160    8,240,000       2.4
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Denmark                   3,764,160    8,240,000       2.4
====================================================================================================================================
France          Utilities-Water         68,074  Vivendi S.A.(c)                                  7,476,968   13,567,578       3.9
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in France                    7,476,968   13,567,578       3.9
====================================================================================================================================
Germany         Telecommunications      24,300  Deutsche Telekom AG                                462,162      643,864       0.2
                                         6,843  Mannesmann AG                                      610,301      617,326       0.2
                                                                                               -----------   ----------      ----
                                                                                                 1,072,463    1,261,190       0.4
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric      40,000  RWE AG                                           1,799,334    1,917,731       0.6
                                        70,000  VEBA AG                                          2,284,445    3,529,986       1.0
                                         4,000  VIAG AG                                          1,764,306    2,507,801       0.7
                                                                                               -----------   ----------      ----
                                                                                                 5,848,085    7,955,518       2.3
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Germany                   6,920,548    9,216,708       2.7
====================================================================================================================================
Hong Kong       Utilities-Gas          158,455  Hong Kong and China Gas Co. Ltd. (The)             178,364      165,639       0.0
                                         7,202  Hong Kong and China Gas Co. Ltd. (The)
                                                (Warrants)(a)                                            0          270       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks & Warrants in Hong Kong        178,364      165,909       0.0
====================================================================================================================================
Italy           Telecommunications   2,775,000  Telecom Italia Mobile S.p.A.                     2,012,515   18,222,312       5.3
                                     1,505,555  Telecom Italia S.p.A.                            2,746,349   11,632,047       3.4
                                     2,891,700  Telecom Italia S.p.A.
                                                (Registered Non-Convertible)                     5,447,174   14,399,161       4.2
                                                                                               -----------   ----------      ----
                                                                                                10,206,038   44,253,520      12.9
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric     462,000  AEM S.p.A.                                         437,927      562,202       0.2
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Gas        1,786,300  Italgas Torino S.p.A.                            5,169,953    7,690,067       2.2
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Italy                    15,813,918   52,505,789      15.3
====================================================================================================================================
Japan           Telecommunications         290  Nippon Telegraph and Telephone
                                                Corporation (NTT)                                2,475,448    2,197,904       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Japan                     2,475,448    2,197,904       0.6
====================================================================================================================================
Mexico          Telecommunications      35,000  Telefonos de Mexico, S.A. de C.V. (ADR)(b)       1,924,311    1,249,063       0.4
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Mexico                    1,924,311    1,249,063       0.4
====================================================================================================================================
New Zealand     Telecommunications      56,000  Telecom Corporation of New Zealand Ltd.
                                                (ADR)(b)                                         1,230,138    1,680,000       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in New Zealand               1,230,138    1,680,000       0.5
====================================================================================================================================
Philippines     Telecommunications     188,000  Philippine Long Distance Telephone Co.
                                                (ADR)(b)                                         4,077,062    2,937,500       0.9
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in the Philippines           4,077,062    2,937,500       0.9
====================================================================================================================================
Portugal        Telecommunications     205,740  Portugal Telecom, S.A. (ADR)(b)                  4,576,844    8,551,069       2.5
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric      80,820  EDP-Electricidade de Portugal, S.A.
                                                (ADR)(b)                                         3,540,889    3,566,183       1.0
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Portugal                  8,117,733   12,117,252       3.5
====================================================================================================================================
Spain           Telecommunications     477,300  Telefonica de Espana, S.A.                       5,492,570   17,850,140       5.2
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric     259,200  Empresa Nacional de Electricidad, S.A.
                                                (Endesa) (ADR)(b)                                2,556,672    4,665,600       1.3
                                        46,000  HidroElectrica Del Cantabrico, S.A.              1,553,961    1,981,434       0.6
                                       323,500  Iberdrola I, S.A.                                2,035,162    4,763,707       1.4
                                                                                               -----------   ----------      ----
                                                                                                 6,145,795   11,410,741       3.3
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in Spain                    11,638,365   29,260,881       8.5
====================================================================================================================================
United Kingdom  Telecommunications     671,000  British Telecommunications PLC                   4,688,465    9,102,162       2.7
                                       225,000  Cable & Wireless PLC                             2,867,544    2,185,483       0.6
                                        88,000  Vodafone Group PLC (ADR)(b)                      2,605,300   11,055,000       3.2
                                                                                               -----------   -----------     ----
                                                                                                10,161,309   22,342,645       6.5
                --------------------------------------------------------------------------------------------------------------------
                Utilities-Electric     208,000  National Power PLC                               1,723,671    1,727,754       0.5
                                       370,000  PowerGen PLC                                     2,705,142    4,579,132       1.3
                                                                                               -----------   ----------      ----
                                                                                                 4,428,813    6,306,886       1.8
                --------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks in the United Kingdom       14,590,122   28,649,531       8.3
====================================================================================================================================


                                      6 & 7

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1998
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)
--------------------------------------------------------------------------------

                                           Shares                                                                   Percent of
COUNTRY         Industries                  Held            Common Stocks & Warrants          Cost         Value    Net Assets
==============================================================================================================================
United States   Telecommunications           46,000   AT&T Corporation                   $  1,848,510   $ 2,305,750    0.7%
                                            140,000   Ameritech Corp.                       2,996,450     6,597,500    1.9
                                             95,232   Bell Atlantic Corporation             2,819,654     4,202,112    1.2
                                             91,800   BellSouth Corp.                       2,702,773     6,294,037    1.8
                                            108,000   Frontier Corp.                        2,193,480     3,280,500    1.0
                                             85,000   GTE Corp.                             3,145,450     4,250,000    1.2
                                            139,800   SBC Communications, Inc.              2,939,711     5,312,400    1.6
                                             68,000   U S West Communications Group         1,895,186     3,536,000    1.0
                                            108,000   WorldCom Inc.                         3,572,937     4,414,500    1.3
                                                                                         ------------  ------------  -----
                                                                                           24,114,151    40,192,799   11.7
                ----------------------------------------------------------------------------------------------------------
                Utilities-Electric          156,000   Allegheny Energy, Inc.                4,213,210     4,153,500    1.2
                                             87,200   BEC Energy                            2,722,264     3,455,300    1.0
                                            166,962   CINergy Corp.                         4,045,124     5,801,929    1.7
                                             84,200   Consolidated Edison Company
                                                      of New York                           2,991,744     3,983,712    1.2
                                            118,900   DTE Energy Company                    4,092,463     5,008,662    1.5
                                             85,000   Duke Energy Co.                       3,180,276     5,301,875    1.5
                                             86,000   Edison International                  1,925,397     2,445,625    0.7
                                            127,300   GPU, Inc.                             4,047,821     4,781,706    1.4
                                             75,200   Houston Industries, Inc.              1,840,708     2,166,700    0.6
                                            239,500   NIPSCO Industries, Inc.               3,715,745     7,005,375    2.0
                                            124,000   New Century Energies, Inc.            3,798,642     5,719,500    1.7
                                            106,000   New York State Electric &
                                                      Gas Corp.                             3,787,564     4,770,000    1.4
                                            140,500   PECO Energy Co.                       4,344,731     4,812,125    1.4
                                            183,000   PacifiCorp                            3,657,980     4,128,937    1.2
                                             91,200   Southern Co.                          2,022,770     2,565,000    0.8
                                             68,000   TECO Energy, Inc.                     1,789,080     1,806,250    0.5
                                            100,000   Texas Utilities Holding Co.           3,506,000     4,250,000    1.2
                                                                                         ------------  ------------  -----
                                                                                           55,681,519    72,156,196   21.0
                ----------------------------------------------------------------------------------------------------------
                Utilities-Gas                95,000   Coastal Corp. (The)                   1,262,602     2,470,000    0.7
                                             40,000   Enron Corporation                     1,842,108     1,692,500    0.5
                                            130,000   MarketSpan Corporation                3,371,550     3,558,750    1.0
                                            168,000   Questar Corp.                         2,475,460     2,730,000    0.8
                                             46,300   Sonat, Inc.                           1,537,769     1,252,994    0.4
                                             60,000   Williams Companies, Inc. (The)        1,978,230     1,380,000    0.4
                                                                                         ------------  ------------  -----
                                                                                           12,467,719    13,084,244    3.8
                ----------------------------------------------------------------------------------------------------------
                Utilities-Water              86,200   Philadelphia Suburban Corporation     1,869,462     2,192,712    0.7
                ----------------------------------------------------------------------------------------------------------
                                                      Total Common Stocks in the
                                                      United States                        94,132,851   127,625,951   37.2
==============================================================================================================================
                                                      Total Investments in Common
                                                      Stocks & Warrants                   192,884,374   314,521,355   91.6
==============================================================================================================================

                                             Face
                                            Amount           Short-Term Securities
==============================================================================================================================
                Commercial Paper*       $15,410,000   General Motors Acceptance Corp.,
                                                      5.81% due 9/01/1998                  15,410,000    15,410,000    4.5
                                          8,000,000   Park Avenue Receivables Corp.,
                                                      5.55% due 9/17/1998                   7,980,267     7,980,267    2.3
                                                                                         ------------  ------------  -----
                                                                                           23,390,267    23,390,267    6.8
                ----------------------------------------------------------------------------------------------------------
                US Government             5,000,000   Federal Home Loan Mortgage Corp.,
                Agency Obligations*                   5.45% due 9/01/1998                   5,000,000     5,000,000    1.5
                ----------------------------------------------------------------------------------------------------------
                                                      Total Investments in Short-Term
                                                      Securities                           28,390,267    28,390,267    8.3
==============================================================================================================================
                Total Investments                                                        $221,274,641   342,911,622   99.9
                                                                                         ============
                Other Assets Less
                Liabilities                                                                                 477,349    0.1
                                                                                                       ------------  -----
                Net Assets                                                                             $343,388,971  100.0%
                                                                                                       ============  =====
==============================================================================================================================
                Net Asset       Class A-Based on net assets of $37,565,841 and
                Value:          2,177,254 shares outstanding                                           $      17.25
                                                                                                       ============
                                Class B-Based on net assets of $291,347,506 and
                                16,940,707 shares outstanding                                          $      17.20
                                                                                                       ============
                                Class C-Based on net assets of $6,036,907 and
                                351,858 shares outstanding                                             $      17.16
                                                                                                       ============
                                Class D-Based on net assets of $8,438,717 and
                                488,916 shares outstanding                                             $      17.26
                                                                                                       ============
==============================================================================================================================

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)   American Depositary Receipts (ADR).
(c)   Formerly Generale des Eaux S.A.


                                      8 & 9

                        Merrill Lynch Global Utility Fund, Inc., August 31, 1998

PORTFOLIO INFORMATION

Worldwide Investments as of August 31, 1998

Ten Largest Holdings Percent of
(Equity Investments) Net Assets
Telecom Italia Mobile S.p.A. ......................................         5.3%
Telefonica de Espana, S.A. ........................................         5.2
Telecom Italia S.p.A.
 (Registered Non-Convertible) .....................................         4.2
Vivendi S.A. ......................................................         3.9
Telecom Italia S.p.A. .............................................         3.4
Vodafone Group PLC (ADR) ..........................................         3.2
Australian Gas & Light Co., Ltd. (The) ............................         3.2
British Telecommunications PLC ....................................         2.7
Portugal Telecom, S.A. (ADR) ......................................         2.5
Tele Danmark A/S (ADR) ............................................         2.4

Additions

 AEM S.p.A.
 Mannesmann AG
*NOVA Corporation

Deletions

 Central Costanera S.A. (ADR)
 Distribuidora Chilectra Metropolitana S.A. (ADR)
*NOVA Corporation
 Telecom Argentina STET S.A. (ADR)
 Telefonica de Argentina S.A. (ADR)
 Telefonica del Peru S.A. (ADR)

*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
 Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           #11693-8/98

[RECYCLE LOGO] Printed on post-consumer recycled paper